Exhibit 10.1

FIRST AMENDMENT
This FIRST AMENDMENT, dated as of June 13, 2024 (this “Amendment Agreement”), to the CREDIT AND GUARANTY AGREEMENT, dated as of January 18, 2024 (the “Credit Agreement”), among ARTIVION, INC., a Delaware corporation (the “Borrower”), the Guarantor Subsidiaries party thereto from time to time, the LENDERS party thereto and ARES CAPITAL CORPORATION, as Administrative Agent (the “Administrative Agent”) (capitalized terms used but not defined herein have the meaning provided in the Credit Agreement).
W I T N E S S E T H
WHEREAS, the Borrower, the Guarantor Subsidiaries, the Administrative Agent and the Lenders party hereto (constituting the Required Lenders and the Required Revolving Lenders) desire to make certain modifications to the Credit Agreement as provided herein.
NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Amendment of the Credit Agreement. Effective as of the First Amendment Effective Date (as defined below):
(a)Section 1.1 of the Credit Agreement is amended by adding the following defined term in the appropriate alphabetical order therein:
“First Amendment Effective Date” means June 13, 2024.

(b)Section 6.6 of the Credit Agreement is amended by (a) deleting “and” at the end of clause (aa) thereof, (b) replacing “.” at the end of clause (bb) thereof with “; and” and (c) adding a new clause (cc) as follows:
    (cc)    one or more Investments in Endospan Ltd. by the Borrower in the form of one or more senior secured loans secured on a first priority basis (subject only to non-consensual liens) by substantially all of the assets of Endospan Ltd. and its subsidiaries (provided, that such security interest may (x) exclude up to NIS 500,000 held by Endospan Ltd. in a deposit account and (y) be shared on a pari passu basis with the security interests of the pari passu secured loans existing as of the First Amendment Effective Date and any existing and future accrued interest accrued thereon), in an aggregate principal amount outstanding not to exceed at any time $25,000,000 and so long as (i) such Investments do not prohibit the grant of a security interest therein or pledge thereof by the Borrower and (ii) the second Investment set forth on Schedule 6.6 is secured on a pari passu basis with such Investments.

SECTION 2.Conditions to Effectiveness of Agreement. The amendment of the Credit Agreement and associated provisions set forth herein shall become effective upon the satisfaction of the following conditions (the first date upon which such conditions are satisfied or waived, the “First Amendment Effective Date”):
(a) the Administrative Agent shall have received duly executed counterparts of this Amendment Agreement from (a) the Borrower, (b) one or more Lenders that constitute Required Lenders and Required Revolving Lenders, (c) the Guarantor Subsidiaries and (d) the Administrative Agent; and
(b)all fees and out-of-pocket expenses required to be paid pursuant to the terms of the Credit Agreement on the First Amendment Effective Date shall have been paid.
SECTION 3.Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each Lender on the First Amendment Effective Date that:
(a)This Amendment Agreement has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)The representations and warranties contained in the Credit Documents are true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, which are true and correct in all respects) on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, which are true and correct in all respects) on and as of such earlier date.
(c)No Default or Event of Default has occurred and is continuing or would result from this Amendment Agreement.
SECTION 4.Effects on Credit Documents; No Novation. (a) Except as expressly set forth herein, this Amendment Agreement shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(d)The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of the Credit Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Documents, in each case except as expressly provided herein. Nothing herein shall be deemed to entitle the Borrower or any Guarantor Subsidiary to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.
(e)On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import (in each case, if referring to the Credit Agreement) in any other Credit Document, shall be deemed a reference to the Credit Agreement. The Borrower and the other parties hereto acknowledge and agree that this Amendment Agreement shall constitute a Credit Document for all purposes of the Credit Agreement and the other Credit Documents.
(f)This Amendment Agreement shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release any security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Document, which shall remain in full force and effect, except as modified hereby. Except as amended or otherwise modified hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects and the Borrower and each other Loan Party hereby reaffirms the Obligations and any and all guarantees, security interests and Liens it has granted (or made) to secure the Obligations. Each such Obligation, guarantee, security interest and Lien is reaffirmed and, in each case, as amended pursuant to this Amendment Agreement, shall remain and continue in full force and effect in accordance with its terms and shall include and extend to any new obligations assumed by any Loan Party under the Loan Documents.
SECTION 5.APPLICABLE LAW, CONSENT TO JURISDICTION, WAIVER OF JURY TRIAL. THE PROVISIONS OF SECTIONS 10.14, 10.15 AND 10.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.
SECTION 6.Counterparts. This Amendment Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment Agreement by facsimile transmission or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.
SECTION 7.Notices. All notices, requests and demands to or upon the respective parties hereto shall be given in the manner, and become effective, as set forth in Section 10.01 of the Amended Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BORROWER: ARTIVION, INC.
By:	/s/ James P. Mackin
Name: J. Patrick Mackin
Title: Chairman, President, and CEO

GUARANTOR SUBSIDIARIES: ON-X LIFE TECHNOLOGIES HOLDINGS, INC. ON-X LIFE TECHNOLOGIES, INC. ASCYRUS MEDICAL, LLC
By:	/s/ Jean F. Holloway
Name: Jean F. Holloway
Title: Secretary

ARES CAPITAL CORPORATION, as the Administrative Agent
By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ARES CAPITAL CORPORATION, as a Lender

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory
CION ARES DIVERSIFIED CREDIT FUND, as a
Lender

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ARES STRATEGIC INCOME FUND, as a Lender

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ASIF FUNDING I, LLC, as a Lender

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ARES CENTRE STREET PARTNERSHIP, L.P., as a
Lender

By: Ares Centre Street GP, Inc., as general partner

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory
ARES JASPER FUND, L.P., as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ARES ND CREDIT STRATEGIES FUND LLC, as a
Lender

By: Ares Capital Management LLC, its account manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ARES ND CSF HOLDINGS LLC, as a Lender

By: Ares Capital Management LLC, as Collateral Manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P., as a Lender

By: Ares Management LLC, its Investment Manager By: Ares Capital Management LLC, as sub-advisor

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ARES SENIOR DIRECT LENDING MASTER FUND II DESIGNATED ACTIVITY COMPANY, as a Lender

By: Ares SDL Capital Management LLC, its Manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ARES SENIOR DIRECT LENDING PARALLEL
FUND (L) II, L.P., as a Lender

By: Ares SDL Capital Management LLC, its Manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ARES SENIOR DIRECT LENDING PARALLEL
FUND (U) II, L.P., as a Lender

By: Ares SDL Capital Management LLC, its Manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

SDL II CREDIT D1 LP, as a Lender

By: Ares SDL Capital Management LLC, its servicer

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

SDL II CREDIT D2 LP, as a Lender

By: Ares SDL Capital Management LLC, its servicer

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ARES SENIOR CREDIT MASTER FUND (U) III LP,
as a Lender

By: Ares SDL Capital Management LLC, its Manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ARES SENIOR CREDIT MASTER FUND III LP, as a
Lender

By: Ares SDL Capital Management LLC, its Manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ARES SFERS CREDIT STRATEGIES FUND LLC, as
a Lender

By: Ares Capital Management LLC, its Account Manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ARES SFERS HOLDINGS LLC, as a Lender
By: Ares Capital Management LLC, its servicer

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

CHIMNEY TOPS LOAN FUND, LLC, as a Lender

By: Ares Capital Management LLC, its Account Manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ARES SENIOR CREDIT INVESTMENT PARTNERSHIP (CP) L.P., as a Lender

By: Ares SDL Capital Management LLC, its Manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

PRIVATE CREDIT FUND O, LLC, as a Lender

By: Ares Capital Management LLC, its account manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

PRIVATE CREDIT FUND O FINANCE LLC, as a
Lender

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ACME PRIVATE CREDIT FUND LP, as a Lender

By: Ares Capital Management LLC, its manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

PRIVATE CREDIT FUND C-1 HOLDCO, LLC –
SERIES 1, as a Lender

By: Ares Capital Management LLC, its Asset Manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

PRIVATE CREDIT FUND C-1 SPV 2, LLC, as a
Lender

By: Ares Capital Management LLC, its manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ARES CREDIT INVESTMENT PARTNERSHIP III C
LP, as a Lender

By: Ares SDL Capital Management LLC, its Manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ASH HOLDINGS II (U), L.P., as a Lender

By: Ares Capital Management LLC, its Manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ARES COMMERCIAL FINANCE LP, as a Lender

By: Ares Commercial Finance Management LP, its Manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ACF FINCO II LLC, as a Lender

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ARES DIRECT FINANCE I LP, as a Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ADF I HOLDINGS LLC, as a Lender

By: Ares Capital Management LLC, as servicer

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

AO MIDDLE MARKET CREDIT L.P., as a Lender

By: OCM Middle Market Credit G.P. Inc., its general partner

By:     Name:
Title:

AO MIDDLE MARKET CREDIT FINANCING L.P.,
as a Lender

By: AO Middle Market Credit Financing GP Ltd., its general partner

By:     Name:
Title:

FEDERAL INSURANCE COMPANY, as a Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

NATIONWIDE LIFE INSURANCE COMPANY, as a
Lender

By: Ares Capital Management LLC, its manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

NATIONWIDE MUTUAL INSURANCE COMPANY,
as a Lender

By: Ares Capital Management LLC, its manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

BOWHEAD IMC LP, as a Lender
By: Ares Capital Management LLC, its manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

AN CREDIT STRATEGIES FUND, L.P., as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

SWISS REINSURANCE AMERICA CORPORATION,
as a Lender

By: Ares Capital Management LLC, its portfolio manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

AJ MIDDLE MARKET CREDIT LP, as a Lender

By: Ares Capital Management LLC, as asset manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

AG CREDIT STRATEGIES FUND, as a Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ARCC FB FUNDING LLC, as a Lender

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ARES CSIDF HOLDINGS, LLC, as a Lender

By: Ares Capital Management LLC, as servicer

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ARES SENIOR CREDIT INVESTMENT PARTNERSHIP (CP) FINANCE LLC, as a Lender

By: Ares Senior Credit Investment Partnership (CP) LP, its sole member
By: Ares SDL Capital Management LLC, its manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

ARES SENIOR CREDIT MASTER FUND III LP, as a
Lender
By: Ares SDL Capital Management LLC, its manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

CADEX CREDIT FINANCING, LLC, as a Lender

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

IVY HILL REVOLVER FUNDING II LP, as a Lender
By: Ivy Hill Asset Management, L.P., its manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

PRIVATE CREDIT FUND C-1 SPV 1, LLC, as a
Lender

By: Ares Capital Management LLC, its manager

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

SA REAL ASSETS 20 LIMITED, as a Lender

By: Ares Management LLC, its manager
By: Ares Capital Management LLC, as sub-adviser

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

SDL III CREDIT A LP, as a Lender
By: Ares SDL Capital Management LLC, its servicer

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

SDL III CREDIT B LP, as a Lender
By: Ares SDL Capital Management LLC, its servicer

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

SDL III CREDIT C LP, as a Lender
By: Ares SDL Capital Management LLC, its servicer

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

SDL III CREDIT D LP, as a Lender
By: Ares SDL Capital Management LLC, its servicer

By:	/s/ Joshua Bloomstein
Name: Joshua Bloomstein
Title: Authorized Signatory

AO MIDDLE MARKET CREDIT FINANCING L.P.,
By: AO Middle Market Credit Financing GP Ltd., its general partner

By:	/s/ K. Patel
Name: K. Patel
Title: Director

By:	/s/ Jeremy Ehrlich
Name: Jeremy Erlich
Title: Director

AO MIDDLE MARKET CREDIT L.P., as a Lender
by its general partner, OCM Middle Market Credit G.P. Inc.

By:	/s/ K. Patel
Name: K. Patel
Title: Director

By:	/s/ Jeremy Ehrlich
Name: Jeremy Erlich
Title: Director

BELUGA IMC LIMITED PARTNERSHIP, as a Lender

By: Beluga IMC Trustee Inc., as general partner

By:	/s/ Kenton Freitag
Name: Kenton Freitag
Title: President

SPV FACILITY I LLC, as a Lender

By: /s/ Ariel Goldblatt     Name: Ariel Goldblatt
Title: Authorized Signatory

CLIFFWATER ENHANCED LENDING FUND,
as a Lender

By:	/s/ Stephen Nesbitt
Name: Stephen Nesbitt
Title: President